AUSTRALIAN-CANADIAN OIL
                                 ROYALTIES LTD.

                    Notice of Annual Meeting of Stockholders
                          to be held February 27, 2009

Cisco, Texas
February 6, 2009

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of
Australian-Canadian Oil Royalties Ltd. will be held on February 27, 2009 at 1301 Avenue M, Cisco, Texas. The meeting will convene at 2:00 p.m. (CST) for the following purposes:

      1)    For the election of directors;

      2) To ratify the selection of Killman, Murrell & Company, P.C. as independent auditor for 2008 and 2009; and

      3) For the transaction of such business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on January 27, 2009, will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

Andre Sakhai
President

                                 PROXY STATEMENT

                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
                                  1301 Avenue M
                               Cisco, Texas 76437

The following information is furnished to stockholders of Australian-Canadian Oil Royalties Ltd. in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on February 27, 2009 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

Any Australian-Canadian Oil Royalties Ltd. shareholder has the power to revoke his Proxy before its exercise at the Annual Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Robert Kamon, P.O. Box 1629, Cisco, Texas 76437, prior to the Annual meeting;
(2) giving written notice of revocation to the Secretary at the Annual Meeting; or (3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Annual Meeting of a shareholder who has executed and delivered a valid Proxy will not revoke such Proxy.

There are no dissenters' rights of appraisal. Neither the By-Laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about February 6, 2009.

                                   RECORD DATE

Holders of shares of common stock of the Company of record at the close of business on January 27, 2009 will be entitled to vote at the Annual Meeting of Stockholders.

                                     VOTING


The voting securities of the Company entitled to vote at the meeting consist of shares of the no par value common stock of the Company with each share entitling its owner to one vote. Cumulative voting is not allowed. The number of outstanding shares (exclusive of treasury shares) at the close of business on January 27, 2009 was 16,465,458 shares.

The holders of record of 50.1% of the outstanding shares of Common Stock of the Company will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstain vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

                              ELECTION OF DIRECTORS

At the Meeting, five directors are to be elected who shall hold office until the next following Annual Meeting of Shareholders or until their successors are duly elected and qualified. In the absence of specific directions, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. However, should the person solicited make certain specifications as to any matter to be voted, these shares will be voted in accordance with the specifications so made. If one or more of the nominees named below is not a candidate for election as a director or directors at the meeting - an event which the Company does not anticipate - the proxy will be voted for a substitute nominee or nominees and the others named below. Management's nominees for these directorships are set out below giving their ages and position to be held.

         Name                        Age                 Position
         ----                        ---                 --------

         Andre Sakhai                 27                 President & Director
         Robert Kamon                 81                 Secretary & Director
         Kenneth W. Campbell          78                 Director
         Howard Siegel                66                 Director
         Jan Soleimani                57                 Director

ANDRE SAKHAI, Director and President, attended Arizona State University, which included a curriculum of financial accounting and microeconomics, as well as money and banking. Mr. Sakhai is a licensed real estate salesperson in the state of New York and has other experience in computer functions as well as experience in all aspects of the financial markets.

ROBERT KAMON, Director and Secretary, is a petroleum-engineering graduate of the University of Texas at Austin, Texas. Mr. Kamon has been President of three NASDAQ listed companies. He is currently the President of several private companies - Australian Grazing and Pastoral Co. Pty. Ltd. since 1954, International Oil Lease Service Corp. since 1961, and Tensleep Oil and Production Inc. since 1989.

KENNETH W. CAMPBELL, Director, is a graduate of the University of Brandon (Manitoba, Canada). He is President of Solar Energy Resources, Ltd., a privately held independent Canadian oil and gas producer. Mr. Campbell a highly respected geologist.

HOWARD SIEGEL, Director, is a graduate of the University of Oklahoma and has a law degree from Saint Mary's University Law School. Mr. Siegel has been a member of the State of Texas Bar Association since 1969 and became a member of the Colorado Bar Association in 1989. Mr. Siegel has over thirty years of experience in all matters of corporate law, oil & gas, real estate, employee benefits, taxation and general practice.

JAN SOLEIMANI, Director, is the owner of Bokara Rug Company in New York. His company manufactures high quality handmade rugs for distribution to elite furniture stores across the United States. Mr. Soleimani has been an active businessman for 32 years in the manufacturing and distribution of high quality handmade rugs plus has been involved in other successful business ventures including real estate development.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

AN AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY FOR THE ELECTION OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NAMED DIRECTORS TO BE ELECTED AS DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSOR IS DULY ELECTED AND QUALIFIED.

                          BOARD AND COMMITTEE MEETINGS

Six meetings were held during the fiscal year ended December 31, 2008. All directors participated in at least 75% of the Board meetings. The Board of Directors has no nominating or compensation committee. The audit committee held one meeting and all members attended.

                                   MANAGEMENT

All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified.

The following table sets forth certain information with respect to the executive officers:

         Name                         Age                Position
         ----                         ---                --------

         Andre Sakhai                 27                 President
         Robert Kamon                 81                 Secretary/Treasurer

Following the annual meeting the newly elected directors will elect officers for the next year.

                                  COMPENSATION

Officer Compensation - The executive officers of ACOR have received no salary, bonus or stock compensation since the organization of the Company. The Company has no bonus, pension, or profit sharing plans. However, during 2008 the Board approved a Stock Compensation Plan (see below).

Director Compensation - In 2006 the Board approved the issuance of 30,000 restricted shares to each director, and in 2007 and 2008 the Board approved the issuance of 40,000 restricted shares to each director. No cash compensation has been paid to directors except for reimbursement of certain travel expenses relating to attending meetings.

Stock Compensation Plan (the "Plan") - The Board approved the Plan in 2008 and registered 1,000,000 shares for the Plan. The purpose of the Plan is to provide a means by which key employees, officers, directors, and consultants may be given an opportunity to acquire Common Stock of the Company in payment for services performed for the Company. The Plan provides incentives for such persons to exert maximum efforts for the success of the Company. No shares have been issued under the Plan to date.

                                   STOCK PRICE

The stock is listed on the OTC Bulletin Board (Symbol: AUCAF). We report that the current market price is $0.13 bid, $0.07 ask and the last trade was $0.07 on January 27, 2009.

                              CERTAIN TRANSACTIONS

No transactions occurred during the year ended December 31, 2008 between officers and directors and the Company, except for foreign leasing. Several of the officers and directors of the Company have invested in the oil and gas business, either directly or through entities in which they have an interest. Certain of these interests could directly compete with the interests of the Company. Although the Company is not aware of any present conflicts of interests, such present or future activities on the part of the officers and directors could directly compete with the interests of the Company. If the Company should enter into future transactions with its officers, directors or other related parties, the terms of any such transactions will be as favorable to the Company as those which could be obtained from an unrelated party in an arm's length transaction.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth as of January 27, 2009 information concerning the beneficial ownership of common stock by all holders of over 5%, by all directors and all directors and officers of the Company as a group based on 16,465,458 shares outstanding.

                   Name and Address                   Number of         Percent
Title of Class     of Beneficial Owner                Shares Owned      of Class
--------------     -------------------                ------------      --------
Common Stock       Robert Kamon* (2,166,293)           3,621,287         21.99%
No Par Value       Tensleep Oil & Production,
                      Inc. (908,000)
                   Australian Grazing & Pastoral
                      Co., Pty. Ltd. (152,550)
                   International Oil Lease
                      Service Corp. (394,444)
                   1304 Avenue L
                   Cisco, Texas 76437

Common Stock       Andre Sakhai**                      1,207,503          7.33%
No Par Value       10 East 29th Street, Apt. 12J
                   New York, New York 10016

Common Stock       Kenneth Campbell                      360,000          2.19%
No Par Value       107 Triune Bay
                   Calgary, Alberta T1X 1G4
                   Canada

Common Stock       Howard Siegel                          90,715          0.55%
No Par Value       P. O. Box 940572
                   Houston, Texas 77094

Common Stock       Jan Soleimani                         930,000          5.65%
No Par Value       21 Windsor Drive
                   New York, NY  11568

All directors and officers
 as a group (5 persons)                                6,209,505         37.71%

Common Stock       Ely Sakhai                          3,159,105         19.19%
No Par Value       10 Windsor Dr.
                   Old Westbury, NY 11568

* Robert Kamon is President of Tensleep Oil & Production, Inc., Australian Grazing & Pastoral Co., Pty. Ltd., and International Oil Lease Service Corp.

** Andre Sakhai and Ely Sakhai are father and son.

Note: The stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them. The owners have no rights to acquire additional shares through options, warrants, rights, or conversion privileges within the next sixty days.

Management is not aware of any current arrangements, which would result in a change of control of the Company.

                    RATIFICATION OF THE SELECTION OF AUDITORS

Killman, Murrell & Company, P.C. audited the Company's financial statements for the years ended December 31, 2006, and 2007. The Board of Directors recommends that the shareholders ratify the selection of Killman, Murrell & Company, P.C. to audit the accounts for 2008 and 2009 of the Company and the Board of Directors recommends that shareholders vote FOR this proposal.

VOTE REQUIRED AND RECOMMENDED BY THE BOARD

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IS NECESSARY TO RATIFY KILLMAN, MURRELL & COMPANY, P.C. AS THE COMPANY'S AUDITOR FOR 2008 AND 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                              FINANCIAL STATEMENTS

The SEC Form 10-KSB of the Company for the year ended December 31, 2007, including audited financial statements, will be mailed to all shareholders with this Proxy Statement.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                             STOCKHOLDERS PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before March 1, 2009. Any stockholder so interested may do so by submitting such proposal to: Australian-Canadian Oil Royalties Ltd., Attn: Robert Kamon, P. O. Box 1629, Cisco, Texas 76437.

                               PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mail, solicitation may be made by the employees of the Company by telephone, e-mail and/or personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Andre Sakhai
President

Cisco, Texas
February 6, 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                      PROXY
                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
                        (A British Columbia Corporation)
                         1301 Avenue M - P. O. Box 1629
                             Cisco, Texas 76437-1629

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                     AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.

The undersigned hereby appoints Andre Sakhai and Robert Kamon, or either of them (with full power to act alone and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the common stock of Australian-Canadian Oil Royalties Ltd. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 27, 2009 at 2:00 p.m. (Central Standard
Time) and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstain vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1) To elect as directors the following nominees: Andre Sakhai, Robert Kamon, Kenneth Campbell, Howard Siegel and Jan Soleimani

[ ] FOR all the foregoing nominees
[ ] WITHHOLD AUTHORITY to vote for all of the foregoing nominees
[ ] ABSTAIN

Note: To withhold authority for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

(2) To ratify the selection of Killman, Murrell & Company, P.C., as the independent auditor for 2008 and 2009.

VOTE FOR                VOTE AGAINST            ABSTAIN
[ ]                     [ ]                     [ ]

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). In the absence of specific directions, this Proxy will be voted for the election of the directors named and for the ratification of the selection of independent accountants. If any other business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.

Dated: ______________                     _____________________________
                                          Signature of Stockholder(s)

                                          _____________________________
                                          Signature of Stockholder(s)

I/We will be attending the meeting. Number attending: _________. Please respond by February 20th or call 1-800-290-8342 to make your reservation.